UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 22, 2007

Industrial Distribution Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-13195	58-2299339
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

950 East Paces Ferry Road, Suite 1575 Atlanta, Georgia	30326
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (404) 949-2100

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On February 22, 2007, Industrial Distribution Group, Inc. issued a press release reporting its financial results for the three and twelve months ended December 31, 2006. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The information in this Current Report, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

Item 9.01. Financial Statements and Exhibits.

99.1   Press Release dated February 22, 2007 issued by Industrial Distribution Group, Inc.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Industrial Distribution Group, Inc. (Registrant)
February 22, 2007 (Date)	/s/ JACK P. HEALEY Jack P. Healey Executive Vice President and Chief Financial Officer

Exhibit Index
99.1	Press release dated February 22, 2007